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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report (Date of earliest event reported): September 16, 1998



                       AMERICAN INDUSTRIAL PROPERTIES REIT
               (Exact Name of Registrant as Specified in Charter)



           TEXAS                           1-9016               75-6335572
-------------------------------       ----------------    ----------------------
(State or Other Jurisdiction of       (Commission File      (I.R.S. Employer
Incorporation or Organization)             Number)        Identification Number)



              6210 N. Beltline Road, Suite 170, Irving, Texas 75063
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (972) 756-6000



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 5.    OTHER EVENTS.

           On September 16, 1998, American Industrial Properties REIT, a Texas real estate investment trust (the "Trust"), and Developers Diversified Realty Corporation, an Ohio corporation ("DDR"), entered into Amendment No. One ("Amendment No. One") to the Share Purchase Agreement, dated as of July 30, 1998, between the Trust and DDR.

           A copy of Amendment No. One is filed as an exhibit to this Form 8-K.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)        EXHIBITS.

           *10.1 Amendment No. One, dated as of September 14, 1998, to the Share Purchase Agreement, dated as of July 30, 1998, between the Trust and DDR.


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* Filed herewith.


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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               AMERICAN INDUSTRIAL PROPERTIES REIT



                               /s/ Marc A. Simpson
                               -------------------------------------------------
                               Marc A. Simpson
                               Senior Vice President and
                               Chief Financial Officer,
                               Secretary and Treasurer



Dated: September 16, 1998


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                         EXHIBIT LIST


   *10.1         Amendment No. One, dated as of September 14, 1998, to the Share
                 Purchase Agreement, dated as of July 30, 1998, between the Trust and DDR.

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* Filed herewith


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